Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	200 Quannapowitt Owner, LLC	Delaware
3	303 Third SPE LLC	Delaware
4	303 Third Street Developer LLC	Delaware
5	303 Third Street Primary Condominium Association	Massachusetts
6	303 Third Street Venture I LLC	Delaware
7	303 Third Venture I SPE LLC	Delaware
8	340 Fremont Owners Association	California
9	777 Sixth Avenue Owner LLC	Delaware
10	9CO Block 7, Lot 1 Condominium Association, Inc.	Colorado
11	9th & W Holdings LLC	Delaware
12	9th & W Owner LLC	Delaware
13	Alameda Block 9 LP	Delaware
14	Alban Towers LLC	District of Columbia
15	Archstone	Maryland
16	Archstone 101 West End Avenue GP LLC	Delaware
17	Archstone 101 West End Avenue LP	Delaware
18	Archstone 180 Montague GP LLC	Delaware
19	Archstone 180 Montague LP	Delaware
20	Archstone 5 Holdings LP	Delaware
21	Archstone 5 LLC	Delaware
22	Archstone 6 Holdings LP	Delaware
23	Archstone 6 LLC	Delaware
24	Archstone Alban Towers LLC	Delaware
25	Archstone Arlington Courthouse Plaza LLC	Delaware
26	Archstone Avenir GP LLC	Delaware
27	Archstone Avenir LP	Delaware
28	Archstone Camargue LLC	Delaware
29	Archstone Camargue Mezz LLC	Delaware
30	Archstone CCP LLC	Delaware
31	Archstone Columbia Crossing LLC	Delaware
32	Archstone Columbia Crossing Mezz LLC	Delaware
33	Archstone Communities LLC	Delaware
34	Archstone Cronin's Landing LLC	Delaware
35	Archstone Crystal Place LLC	Delaware
36	Archstone DC 3 Holdings LLC	Delaware
37	Archstone DC 5 Holdings LLC	Delaware
38	Archstone DC 6 Holdings LLC	Delaware
39	Archstone DC 7 Holdings LLC	Delaware
40	Archstone DC Holdings LLC	Delaware
41	Archstone DC Investments 3-I LP	Delaware
42	Archstone DC Investments 3-II LP	Delaware
43	Archstone DC Investments 5-I LP	Delaware
44	Archstone DC Investments 5-II LP	Delaware
45	Archstone DC Investments 6-I LP	Delaware
46	Archstone DC Investments 6-II LP	Delaware
47	Archstone DC Investments 7 LLC	Delaware
48	Archstone DC Master Holdings LLC	Delaware
49	Archstone DC Property Holdings LP	Delaware
50	Archstone Del Mar Heights GP LLC	Delaware
51	Archstone Del Mar Heights LP	Delaware

52	Archstone East 39th Street GP LLC	Delaware
53	Archstone East 39th Street Land LLC	Delaware
54	Archstone East 39th Street LP	Delaware
55	Archstone Gallery at Rosslyn LLC	Delaware
56	Archstone Gateway Place LLC	Delaware
57	Archstone HoldCo CM LLC	Delaware
58	Archstone Investments 7-I LP	Delaware
59	Archstone Investments 7-II LP	Delaware
60	Archstone Master Holdings GP LLC	Delaware
61	Archstone Master Holdings LLC	Delaware
62	Archstone Master Property Holdings GP, LLC	Delaware
63	Archstone Master Property Holdings LLC	Delaware
64	Archstone Multifamily Series I Trust	Maryland
65	Archstone Multifamily Series II LLC	Delaware
66	Archstone Multifamily Series III LLC	Delaware
67	Archstone Multifamily Series IV LLC	Delaware
68	Archstone Near Northeast LLC	Delaware
69	Archstone Oakwood Boston LLC	Delaware
70	Archstone Parallel Residual JV 2, LLC	Delaware
71	Archstone Parallel Residual JV, LLC	Delaware
72	Archstone Property Holdings GP LLC	Delaware
73	Archstone Property Holdings LLC	Delaware
74	Archstone Redmond Court LLC	Delaware
75	Archstone Residual JV, LLC	Delaware
76	Archstone Rincon Hill GP LLC	Delaware
77	Archstone Rincon Hill LP	Delaware
78	Archstone San Mateo Holdings LP	Delaware
79	Archstone Smith Corporate Holdings LLC	Delaware
80	Archstone South Market GP LLC	Delaware
81	Archstone South Market LP	Delaware
82	Archstone South Market Mezz GP LLC	Delaware
83	Archstone South Market Mezz LP	Delaware
84	Archstone Texas Land Holdings LLC	Delaware
85	Archstone Trademark JV, LLC	Delaware
86	Archstone Westchester at Old Town GP LLC	Delaware
87	Archstone Westchester at Old Town LP	Delaware
88	Archstone-Smith Unitholder Services LLC	Delaware
89	Arrington Place Condominium Association	Washington
90	Artery Northampton Limited Partnership	Maryland
91	ASN Bellevue LLC	Delaware
92	ASN Dupont Circle LLC	Delaware
93	ASN Fairchase LLC	Delaware
94	ASN Fairchase Mezz LLC	Delaware
95	ASN Foundry LLC	Delaware
96	ASN Kendall Square LLC	Delaware
97	ASN Key West LLC	Delaware
98	ASN Lake Mendota Investments LLC	Delaware
99	ASN Murray Hill LLC	Delaware
100	ASN Park Essex LLC	Delaware
101	ASN Quarry Hills LLC	Delaware
102	ASN San Mateo GP LLC	Delaware
103	ASN San Mateo Holdings GP LLC	Delaware
104	ASN San Mateo LP	Delaware
105	ASN Santa Clara GP LLC	Delaware
106	ASN Santa Clara LP	Delaware
107	ASN Santa Clara Mezz GP LLC	Delaware

108	ASN Santa Clara Mezz LP	Delaware
109	ASN Santa Monica GP LLC	Delaware
110	ASN Santa Monica LP	Delaware
111	ASN Santa Monica Mezz GP LLC	Delaware
112	ASN Santa Monica Mezz LP	Delaware
113	ASN Watertown LLC	Delaware
114	ASN Westmont LLC	Delaware
115	ASN Wisconsin Place (Residential) LLC	Delaware
116	ASN Wisconsin Place (Retail) LLC	Delaware
117	Azure Mission Bay Owners Association	California
118	BEL-EQR II Limited Partnership	Illinois
119	BEL-EQR II, L.L.C.	Delaware
120	Belleview Station Block A Condominium Association, Inc.	Colorado
121	Brookside Place Associates, L.P.	California
122	Brookside Place G.P. Corp.	Delaware
123	Canyon Creek Village Associates, L.P.	California
124	Canyon Creek Village G.P. Corp.	Delaware
125	Carrollwood Place Limited Partnership	Texas
126	Cedar Crest General Partnership	Illinois
127	Charles River Park "D" Company	Massachusetts
128	Cobblestone Village Community Rentals, L.P.	California
129	Cobblestone Village G.P. Corp.	Delaware
130	Country Oaks Associates, L.P.	California
131	Country Oaks G.P. Corp.	Delaware
132	Country Ridge General Partnership	Illinois
133	CRICO of Fountain Place Limited Partnership	Minnesota
134	CRICO of Ocean Walk Limited Partnership	Florida
135	CRP Service Company, L.L.C.	Delaware
136	CRSI SPV 103, Inc.	Delaware
137	CRSI SPV 30130, Inc.	Delaware
138	CRSI SPV 30150, Inc.	Delaware
139	CRSI SPV 30197, Inc.	Delaware
140	Deerfield Associates, L.P.	California
141	Duxford Insurance Company, LLC	Vermont
142	Duxford LLC	Delaware
143	EC-Belle Arts, L.L.C.	Delaware
144	EC-Mission Verde, LLC	Delaware
145	EC-Mission Verde, LP	Delaware
146	Edgewater Community Rentals, L.P.	California
147	Edgewater G.P. Corp.	Delaware
148	E-Lodge Associates Limited Partnership	Illinois
149	EQR - Briarwood Limited Partnership	California
150	EQR (1999) Master Limited Liability Company	Delaware
151	EQR (1999) Towers LLC	Delaware
152	EQR Chase Knolls Lender LLC	Delaware
153	EQR No. One Master Limited Partnership	Delaware
154	EQR No. Two Master Limited Partnership	Delaware
155	EQR Warwick, L.L.C.	Delaware
156	EQR/KB California RCI LLC	Delaware
157	EQR/Lincoln Fort Lewis Communities LLC	Delaware
158	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
159	EQR/Lincoln RCI Southeast LLC	Delaware
160	EQR-1250 Cherokee LLC	Delaware
161	EQR-12th & Massachusetts, LLC	Delaware
162	EQR-140 Riverside, LLC	Delaware
163	EQR-1500 Mass, LLC	Delaware

164	EQR-160 Riverside, LLC	Delaware
165	EQR-175 Kent Avenue A, LLC	Delaware
166	EQR-175 Kent Avenue B, LLC	Delaware
167	EQR-1776 Broadway LLC	Delaware
168	EQR-180 Riverside, LLC	Delaware
169	EQR-200 Quannapowitt Member LLC	Delaware
170	EQR-228 West 71st, LLC	Delaware
171	EQR-2400 Residential, L.L.C.	Delaware
172	EQR-249 Third Street LLC	Delaware
173	EQR-250 Everett Member LLC	Delaware
174	EQR-2850 Kelvin GP LLC	Delaware
175	EQR-2850 Kelvin LP	Delaware
176	EQR-3 WPD Member LLC	Delaware
177	EQR-315 on A Apartments LLC	Delaware
178	EQR-320 Pine, LLC	Delaware
179	EQR-400 PAS, LLC	Delaware
180	EQR-401 Massachusetts, LLC	Delaware
181	EQR-41 West 86th, LLC	Delaware
182	EQR-4111 South Via Marina GP LLC	Delaware
183	EQR-4111 South Via Marina LP	Delaware
184	EQR-425 Massachusetts, LLC	Delaware
185	EQR-4th & Hill GP LLC	Delaware
186	EQR-4th & Hill LP	Delaware
187	EQR-50 West 77th, LLC	Delaware
188	EQR-600 Washington, L.L.C.	Delaware
189	EQR-655 Folsom GP LLC	Delaware
190	EQR-655 Folsom LP	Delaware
191	EQR-680 Berendo A LP	Delaware
192	EQR-680 Berendo GP A LLC	Delaware
193	EQR-680 Berendo GP LLC	Delaware
194	EQR-680 Berendo LP	Delaware
195	EQR-688 Berendo GP LLC	Delaware
196	EQR-688 Berendo LP	Delaware
197	EQR-71 Broadway, LLC	Delaware
198	EQR-77 Park Avenue LLC	Delaware
199	EQR-855 Brannan GP LLC	Delaware
200	EQR-855 Brannan LP	Delaware
201	EQR-9th & W Member LLC	Delaware
202	EQR-Academy Village Limited Partnership	Delaware
203	EQR-Academy Village SPE, L.L.C.	Delaware
204	EQR-Acappella Pasadena GP, LLC	Delaware
205	EQR-Acappella Pasadena Limited Partnership	Delaware
206	EQR-Acquisitions GP, LLC	Delaware
207	EQR-Acquisitions, LP	Delaware
208	EQR-Aerwave Holding LLC	Delaware
209	EQR-Alameda Block 9 EHC LLC	Delaware
210	EQR-Alameda Block 9 GP LLC	Delaware
211	EQR-Alameda Block 9 LP	Delaware
212	EQR-Alcyone Apartments, LLC	Delaware
213	EQR-Alexandria, L.L.C.	Delaware
214	EQR-Alloy Sunnyside Member LLC	Delaware
215	EQR-Apartment Holding Co., Inc.	New York
216	EQR-Apartment Holding LLC	Delaware
217	EQR-Arbour Square LLC	Delaware
218	EQR-Arches Limited Partnership	Delaware
219	EQR-Arches, LLC	Delaware

220	EQR-Archstone TM Holder, LLC	Delaware
221	EQR-ArtBHolder, L.L.C.	Delaware
222	EQR-ArtCapLoan, L.L.C.	Delaware
223	EQR-Artisan on Second Limited Partnership	Delaware
224	EQR-Artisan on Second, LLC	Delaware
225	EQR-Avanti, L.L.C.	Delaware
226	EQR-Avanti, L.P.	Delaware
227	EQR-Aventine LLC	Delaware
228	EQR-Ayla Stonebriar GP LLC	Delaware
229	EQR-Ayla Stonebriar LP	Delaware
230	EQR-Back Bay Manor, LLC	Delaware
231	EQR-Baxter LLC	Delaware
232	EQR-Bay Hill Conversion, LLC	Delaware
233	EQR-Bay Hill, LP	Delaware
234	EQR-Beatrice, LLC	Delaware
235	EQR-Bella Vista California GP, LLC	Delaware
236	EQR-Bella Vista California, LP	Delaware
237	EQR-Belle Fontaine Limited Partnership	Delaware
238	EQR-Belle Fontaine, LLC	Delaware
239	EQR-Bilt Holding LLC	Delaware
240	EQR-Bishop LLC	Delaware
241	EQR-Bond Partnership	Georgia
242	EQR-Braintree, L.L.C.	Delaware
243	EQR-Breakwater Marina GP LLC	Delaware
244	EQR-Breakwater Marina LP	Delaware
245	EQR-Briarwood GP Limited Partnership	California
246	EQR-Briarwood GP, LLC	Delaware
247	EQR-Bridle Trails Member LLC	Delaware
248	EQR-Broadway Towers, LLC	Delaware
249	EQR-Brodie LLC	Delaware
250	EQR-Brookdale Village, L.L.C.	Delaware
251	EQR-C on Pico GP, LLC	Delaware
252	EQR-C on Pico, LP	Delaware
253	EQR-Camber Holding LLC	Delaware
254	EQR-Carmel Terrace Vistas, Inc.	Illinois
255	EQR-Cascade, LLC	Delaware
256	EQR-Cedar Ridge GP, L.L.C.	Delaware
257	EQR-Cedar Ridge Limited Partnership	Illinois
258	EQR-Centennial Court, L.L.C.	Delaware
259	EQR-Centennial Tower, L.L.C.	Delaware
260	EQR-Chase, LLC	Delaware
261	EQR-Chelsea Square GP Limited Partnership	Washington
262	EQR-Chelsea Square Limited Partnership	Washington
263	EQR-Chelsea, LLC	Delaware
264	EQR-Chickasaw Crossing, Inc.	Illinois
265	EQR-Chickasaw Crossing, L.L.C.	Delaware
266	EQR-Chinatown Gateway LP	Delaware
267	EQR-Chinatown Gateway, L.L.C.	Delaware
268	EQR-Chloe LLC	Delaware
269	EQR-Church Corner, L.L.C.	Delaware
270	EQR-City Pointe Limited Partnership	Delaware
271	EQR-City Pointe, LLC	Delaware
272	EQR-Clarendon, LLC	Delaware
273	EQR-Cliffwalk, LLC	Delaware
274	EQR-Crest at Park Central GP LLC	Delaware
275	EQR-Crest at Park Central LP	Delaware

276	EQR-Cupertino GP LLC	Delaware
277	EQR-Cupertino LP	Delaware
278	EQR-Dalton LLC	Delaware
279	EQR-Dartmouth Woods General Partnership	Illinois
280	EQR-Deep Ellum GP LLC	Delaware
281	EQR-Deep Ellum LP	Delaware
282	EQR-Deerfield GP LLC	Delaware
283	EQR-Deerwood Vistas, Inc.	Illinois
284	EQR-Del Lago Vistas, Inc.	Illinois
285	EQR-Del Mar Ridge GP, LLC	Delaware
286	EQR-Del Mar Ridge, LP	Delaware
287	EQR-Denver REIT LLC	Delaware
288	EQR-Denver REIT Shareholder LLC	Delaware
289	EQR-District Holding, LLC	Delaware
290	EQR-Dupont Corcoran, LLC	Delaware
291	EQR-East 27th Street Apartments, LLC	Delaware
292	EQR-Edgemoor LLC	Delaware
293	EQR-Eleve GP, LLC	Delaware
294	EQR-Eleve, LP	Delaware
295	EQR-Elise Holding LLC	Delaware
296	EQR-Emerald Place Financing Limited Partnership	Illinois
297	EQR-Emerson LLC	Delaware
298	EQR-Emeryville GP LLC	Delaware
299	EQR-Emeryville LP	Delaware
300	EQR-Encore Limited Partnership	Delaware
301	EQR-Encore, LLC	Delaware
302	EQR-Ennis Member LLC	Delaware
303	EQR-Enterprise Holdings, LLC	Delaware
304	EQR-EOI Financing Limited Partnership	Illinois
305	EQR-Essex Place Financing Limited Partnership	Illinois
306	EQR-EWR Holding, LP	Delaware
307	EQR-Exchange, LLC	Delaware
308	EQR-Eye Street, LLC	Delaware
309	EQR-Fairfax Corner, L.L.C.	Delaware
310	EQR-Fairfax Ridge LLC	Delaware
311	EQR-Fairfield Member LLC	Delaware
312	EQR-Fairfield, L.L.C.	Delaware
313	EQR-Fancap 2000A Limited Partnership	Illinois
314	EQR-Fancap 2000A, L.L.C.	Delaware
315	EQR-Fankey 2004 Limited Partnership	Illinois
316	EQR-Fankey 2004, L.L.C.	Delaware
317	EQR-Fanwell 2007 GP, LLC	Delaware
318	EQR-Fanwell 2007 Limited Partnership	Delaware
319	EQR-Fifth Wall LLC	Delaware
320	EQR-Fine Arts Berkeley Limited Partnership	Delaware
321	EQR-Fitzsimons LLC	Delaware
322	EQR-Flatlands, L.L.C.	Delaware
323	EQR-FlexCO LLC	Delaware
324	EQR-Flora GP LLC	Delaware
325	EQR-Flora LP	Delaware
326	EQR-Foundry Member, LLC	Delaware
327	EQR-Fremont GP LLC	Delaware
328	EQR-Fremont LP	Delaware
329	EQR-Fresca 2009 GP, LLC	Delaware
330	EQR-Fresca 2009 Limited Partnership	Delaware
331	EQR-FW II Holding LLC	Delaware

332	EQR-FW III ES Holding LLC	Delaware
333	EQR-FW III LS Holding LLC	Delaware
334	EQR-FWCT Holding LLC	Delaware
335	EQR-FWCT Loop Holding LLC	Delaware
336	EQR-Gateway at Malden Center, LLC	Delaware
337	EQR-Girard LLC	Delaware
338	EQR-GLO Apartments Limited Partnership	Delaware
339	EQR-GLO Apartments, LLC	Delaware
340	EQR-GLO Low Income Limited Partnership	Delaware
341	EQR-Gowanus Development LLC	Delaware
342	EQR-Hampshire Place Conversion, LLC	Delaware
343	EQR-Hampshire Place, LP	Delaware
344	EQR-Harbor Steps Member, L.L.C.	Delaware
345	EQR-Harbor Steps, L.L.C.	Delaware
346	EQR-Heights on Capitol Hill LLC	Delaware
347	EQR-Helix LLC	Delaware
348	EQR-Heritage Ridge, L.L.C.	Delaware
349	EQR-Heritage Ridge, L.P.	Delaware
350	EQR-HHC 1&2 GP, LLC	Delaware
351	EQR-HHC 1&2, LP	Delaware
352	EQR-Hikari Apartments, LP	California
353	EQR-Hikari GP, LLC	Delaware
354	EQR-Hikari Landlord, LP	California
355	EQR-Hikari Low-Income, LP	Delaware
356	EQR-Hillside II GP LLC	Delaware
357	EQR-Hillside II LP	Delaware
358	EQR-Hillside Limited Partnership	Delaware
359	EQR-Hillside, LLC	Delaware
360	EQR-Holding, LLC	Delaware
361	EQR-Holding, LLC2	Delaware
362	EQR-Hudson Crossing, LLC	Delaware
363	EQR-Hudson Pointe, L.L.C.	Delaware
364	EQR-Huxley GP LLC	Delaware
365	EQR-Huxley LP	Delaware
366	EQR-Hyattsville, LLC	Delaware
367	EQR-Iris O4W LLC	Delaware
368	EQR-Ivory Wood, L.L.C.	Delaware
369	EQR-Joyce on Pentagon Row, LLC	Delaware
370	EQR-Juniper Sandy Springs LLC	Delaware
371	EQR-Kelvin Court, LLC	Delaware
372	EQR-Kenwood Mews GP LLC	Delaware
373	EQR-Kenwood Mews LP	Delaware
374	EQR-Kia Ora Park GP LLC	Delaware
375	EQR-Kia Ora Park LP	Delaware
376	EQR-Kilby GP LLC	Delaware
377	EQR-Kilby LP	Delaware
378	EQR-La Terrazza at Colma Station GP, LLC	Delaware
379	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
380	EQR-Lane LLC	Delaware
381	EQR-Ledges LLC	Delaware
382	EQR-Legacy Holdings JV Member, LLC	Delaware
383	EQR-Lessen Holding LLC	Delaware
384	EQR-Lexford Lender, L.L.C.	Delaware
385	EQR-Liberty Tower, LLC	Delaware
386	EQR-Lincoln Braintree, L.L.C.	Delaware
387	EQR-Lincoln Fairfax, L.L.C.	Delaware

388	EQR-Lincoln Laguna Clara L.P.	Delaware
389	EQR-Lincoln Santa Clara L.L.C.	Delaware
390	EQR-Lindley Limited Partnership	Delaware
391	EQR-Lindley, LLC	Delaware
392	EQR-Lodge (OK) GP Limited Partnership	Illinois
393	EQR-Luna Upper Westside LLC	Delaware
394	EQR-Lyric Sugar Hill LLC	Delaware
395	EQR-Madison & Henry, L.L.C.	Delaware
396	EQR-Madison LLC	Delaware
397	EQR-Madox LLC	Delaware
398	EQR-Mantena, LLC	Delaware
399	EQR-Mara GP LLC	Delaware
400	EQR-Mara LP	Delaware
401	EQR-Marina Del Rey-I GP LLC	Delaware
402	EQR-Marina Del Rey-I Limited Partnership	Delaware
403	EQR-Marina Del Rey-II GP LLC	Delaware
404	EQR-Marina Del Rey-II Limited Partnership	Delaware
405	EQR-Mark on 8th LLC	Delaware
406	EQR-Mark on 8th Mezz LLC	Delaware
407	EQR-Market Street Landing, LLC	Delaware
408	EQR-Market Village Conversion, LLC	Delaware
409	EQR-Market Village, LP	Delaware
410	EQR-Marshfield Commerce Way Member LLC	Delaware
411	EQR-MET CA Financing Limited Partnership	Illinois
412	EQR-Metro on First LLC	Delaware
413	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
414	EQR-Midnight Rodeo Member LLC	Delaware
415	EQR-Milehouse LLC	Delaware
416	EQR-Mill Creek, L.L.C.	Delaware
417	EQR-Millikan Avenue GP, LLC	Delaware
418	EQR-Millikan Avenue, LP	Delaware
419	EQR-Milo LLC	Delaware
420	EQR-Mission Bay Block 13 Limited Partnership	Delaware
421	EQR-Mission Bay Block 13, LLC	Delaware
422	EQR-MLP 1, L.L.C.	Delaware
423	EQR-MLP 2, L.L.C.	Delaware
424	EQR-Moda, LLC	Delaware
425	EQR-Montclair Reserve, LLC	Delaware
426	EQR-Montclair, LLC	Delaware
427	EQR-Montierra GP LLC	Delaware
428	EQR-Montierra LP	Delaware
429	EQR-Mountain View GP LLC	Delaware
430	EQR-Mountain View LP	Delaware
431	EQR-MR McCaslin Riverhill, LLC	Texas
432	EQR-Navitas III LLC	Delaware
433	EQR-Navitas LLC	Delaware
434	EQR-NEW LLC	Delaware
435	EQR-NEW LLC3	Maryland
436	EQR-Next on Sixth GP LLC	Delaware
437	EQR-Next on Sixth LP	Delaware
438	EQR-Nine Mile LLC	Delaware
439	EQR-North Ninth II LLC	Delaware
440	EQR-North Ninth LLC	Delaware
441	EQR-North Pier, L.L.C.	Delaware
442	EQR-Northpark Limited Partnership	Delaware
443	EQR-Northpark, LLC	Delaware

444	EQR-Notch LLC	Delaware
445	EQR-Notch Mezz LLC	Delaware
446	EQR-Oak Park Limited Partnership	Delaware
447	EQR-Old Town Lofts LLC	Delaware
448	EQR-Olivian at the Realm GP LLC	Delaware
449	EQR-Olivian at the Realm LP	Delaware
450	EQR-One Henry Adams GP LLC	Delaware
451	EQR-One Henry Adams LP	Delaware
452	EQR-Osprey LLC	Delaware
453	EQR-Pacific Place, LLC	Delaware
454	EQR-Pacific Place, LP	Delaware
455	EQR-Packard LLC	Delaware
456	EQR-Palm Harbor, L.L.C.	Delaware
457	EQR-Parallel Residual JV 2 Member, LLC	Delaware
458	EQR-Parc on Powell GP LLC	Delaware
459	EQR-Parc on Powell LP	Delaware
460	EQR-Park Place I General Partnership	Illinois
461	EQR-Park Place II General Partnership	Illinois
462	EQR-Park West (CA) Vistas, Inc.	Illinois
463	EQR-Parkside Limited Partnership	Texas
464	EQR-Pearl LLC	Delaware
465	EQR-PEF 3 GP LLC	Delaware
466	EQR-PEF 3 Holding LP	Delaware
467	EQR-PEF 3 LLC	Delaware
468	EQR-PEF GP LLC	Delaware
469	EQR-PEF Holding LP	Delaware
470	EQR-PEF LLC	Delaware
471	EQR-Pegasus Apartments, LP	Delaware
472	EQR-Penman LLC	Delaware
473	EQR-Pershing, LLC	Delaware
474	EQR-Playa Del Rey GP LLC	Delaware
475	EQR-Playa Del Rey LP	Delaware
476	EQR-Potrero GP LLC	Delaware
477	EQR-Potrero LP	Delaware
478	EQR-Prado GP LLC	Delaware
479	EQR-Prado LP	Delaware
480	EQR-Prime, L.L.C.	Delaware
481	EQR-Prospect Towers Phase II LLC	Delaware
482	EQR-QRS Highline Oaks, Inc.	Illinois
483	EQR-Radius Uptown LLC	Delaware
484	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
485	EQR-Ranch at Fossil Creek, L.P.	Texas
486	EQR-REBA Holding LLC	Delaware
487	EQR-Redmond Way Mezz LLC	Delaware
488	EQR-Redmond Way, LLC	Delaware
489	EQR-Rehab Master GP, L.L.C.	Delaware
490	EQR-Rehab Master Limited Partnership	Delaware
491	EQR-Remy Member LLC	Delaware
492	EQR-Reserve at Burlington LLC	Delaware
493	EQR-Reserve at Eisenhower LLC	Delaware
494	EQR-Reserve Square Limited Partnership	Illinois
495	EQR-Residual JV Member, LLC	Delaware
496	EQR-Rianna, LLC	Delaware
497	EQR-Richmond Row LLC	Delaware
498	EQR-RID SP, L.L.C.	Delaware
499	EQR-Ridgewood Village GP LLC	Delaware

500	EQR-Ridgewood Village LP	Delaware
501	EQR-Riva Terra I GP LLC	Delaware
502	EQR-Riva Terra I LP	Delaware
503	EQR-Riva Terra II GP LLC	Delaware
504	EQR-Riva Terra II LP	Delaware
505	EQR-River Park Limited Partnership	Illinois
506	EQR-Rivercrest Member LLC	Delaware
507	EQR-Riverpark, LLC	Delaware
508	EQR-Rivington LLC	Delaware
509	EQR-Runwise Holding LLC	Delaware
510	EQR-Sakura Apartments, LP	California
511	EQR-Sakura GP, LLC	Delaware
512	EQR-Sakura Landlord, LP	California
513	EQR-Sakura Low-Income, LP	Delaware
514	EQR-Saxton LLC	Delaware
515	EQR-Second and Pine, LLC	Delaware
516	EQR-Shady Grove, LLC	Delaware
517	EQR-Siena Terrace, LP	Delaware
518	EQR-SightPlan Holding LLC	Delaware
519	EQR-Silver Spring Gateway Residential, LLC	Delaware
520	EQR-Silver Spring Gateway, LLC	Delaware
521	EQR-Silver Spring Residential Associates, LLC	Delaware
522	EQR-Sixes Ridge LLC	Delaware
523	EQR-Skyhouse South LLC	Delaware
524	EQR-Skylark Limited Partnership	Delaware
525	EQR-Skyview GP, LLC	Delaware
526	EQR-Skyview, LP	Delaware
527	EQR-SLP II LLC	Delaware
528	EQR-SLP LLC	Delaware
529	EQR-Solana Beeler Park Member LLC	Delaware
530	EQR-Soma II GP LLC	Delaware
531	EQR-Soma II LP	Delaware
532	EQR-Sombra 2008 GP, LLC	Delaware
533	EQR-Sombra 2008 Limited Partnership	Delaware
534	EQR-South City Station GP LLC	Delaware
535	EQR-South City Station LP	Delaware
536	EQR-South Plainfield I, L.P.	Delaware
537	EQR-South Plainfield, L.L.C.	Delaware
538	EQR-South Shore GP LLC	Delaware
539	EQR-Southwood GP Limited Partnership	California
540	EQR-Southwood Limited Partnership	California
541	EQR-Southwood LP I Limited Partnership	California
542	EQR-Southwood LP II Limited Partnership	California
543	EQR-Springline LLC	Delaware
544	EQR-Square One LLC	Delaware
545	EQR-Square One Member LLC	Delaware
546	EQR-St Johns GP LLC	Delaware
547	EQR-St Johns LP	Delaware
548	EQR-Station 92 LLC	Delaware
549	EQR-Stillhouse Vinings LLC	Delaware
550	EQR-STOA GP LLC	Delaware
551	EQR-STOA LP	Delaware
552	EQR-Surrey Downs, LLC	Delaware
553	EQR-SWN Line Financing Limited Partnership	Illinois
554	EQR-Tallman, LLC	Delaware
555	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois

556	EQR-Teresina Limited Partnership	Delaware
557	EQR-Teresina, LLC	Delaware
558	EQR-Terraces Limited Partnership	Delaware
559	EQR-Terraces, LLC	Delaware
560	EQR-The Cleo GP LLC	Delaware
561	EQR-The Cleo LP	Delaware
562	EQR-The Den LLC	Delaware
563	EQR-The Hesby LLC	Delaware
564	EQR-The Hesby LP	Delaware
565	EQR-The Oaks GP LLC	Delaware
566	EQR-The Oaks LP	Delaware
567	EQR-The Pier, L.L.C.	New Jersey
568	EQR-The Ridge, L.L.C.	Delaware
569	EQR-Theo LLC	Delaware
570	EQR-Toscana Apartments, LP	Delaware
571	EQR-Town Square at Millbrook, LLC	Delaware
572	EQR-Townhouse Gardens, LLC	Delaware
573	EQR-Townhouse Gardens, LP	Delaware
574	EQR-Townhouse Plaza, LLC	Delaware
575	EQR-Townhouse Plaza, LP	Delaware
576	EQR-Trailwinds GP LLC	Delaware
577	EQR-Trailwinds LP	Delaware
578	EQR-Troy LLC	Delaware
579	EQR-Union at Carrollton GP LLC	Delaware
580	EQR-Union at Carrollton LP	Delaware
581	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
582	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
583	EQR-Uwajimaya Village, L.L.C.	Delaware
584	EQR-Valencia GP LLC	Delaware
585	EQR-Valencia Limited Partnership	Delaware
586	EQR-Valley Park South Financing Limited Partnership	Illinois
587	EQR-Vantage GP LLC	Delaware
588	EQR-Vantage LP	Delaware
589	EQR-Veloce, LLC	Delaware
590	EQR-Venn at Main A LLC	Delaware
591	EQR-Venn at Main B LLC	Delaware
592	EQR-Venn at Main LLC	Delaware
593	EQR-Versailles Limited Partnership	Delaware
594	EQR-Versailles, LLC	Delaware
595	EQR-Victor, L.L.C.	Delaware
596	EQR-Victor, L.P.	Delaware
597	EQR-View at Woodstock LLC	Delaware
598	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
599	EQR-Villa Solana Vistas, Inc.	Illinois
600	EQR-Vintage I, L.P.	Delaware
601	EQR-Vintage II, L.L.C.	Delaware
602	EQR-Virginia Square LLC	Delaware
603	EQR-Walden Park, LLC	Delaware
604	EQR-Waterfall, L.L.C.	Delaware
605	EQR-Watermarke I, LLC	Delaware
606	EQR-Watermarke II, LLC	Delaware
607	EQR-Watson General Partnership	Illinois
608	EQR-Weaver GP LLC	Delaware
609	EQR-Weaver LP	Delaware
610	EQR-Wellfan 2008 GP, LLC	Delaware
611	EQR-Wellfan 2008 Limited Partnership	Delaware

612	EQR-Wellington Hill Financing Limited Partnership	Illinois
613	EQR-Wellington, L.L.C.	Delaware
614	EQR-West Coast Portfolio GP, LLC	Delaware
615	EQR-West End Asteria LLC	Delaware
616	EQR-West End Vesta LLC	Delaware
617	EQR-West End Villas LLC	Delaware
618	EQR-West Seattle, LLC	Delaware
619	EQR-Westerly GP LLC	Delaware
620	EQR-Westerly LP	Delaware
621	EQR-Westside GP LLC	Delaware
622	EQR-Westside LP	Delaware
623	EQR-White Fence Farm LLC	Delaware
624	EQR-Woodland Park A Limited Partnership	Delaware
625	EQR-Woodland Park A, LLC	Delaware
626	EQR-Woodland Park B Limited Partnership	Delaware
627	EQR-Woodland Park B, LLC	Delaware
628	EQR-Woodland Park C Limited Partnership	Delaware
629	EQR-Woodland Park C, LLC	Delaware
630	EQR-Woodland Park Limited Partnership	Delaware
631	EQR-Woodland Park, LLC	Delaware
632	EQR-Woodleaf Apartments GP, LLC	Delaware
633	EQR-Woodleaf Apartments, LP	Delaware
634	EQR-WP Holding LLC	Delaware
635	EQR-Zephyr LLC	Delaware
636	Equity Corporate Housing, Inc.	Ohio
637	Equity Marina Bay Phase II, L.L.C.	Delaware
638	Equity Residential Foundation	Illinois
639	Equity Residential Management, L.L.C.	Delaware
640	Equity Residential Properties Management Corp.	Delaware
641	Equity Residential Properties Management Corp. II	Delaware
642	Equity Residential Properties Management Corp. Protective Trust II	Delaware
643	Equity Residential REIT Services II, Inc.	Delaware
644	Equity Residential REIT Services Inc.	Delaware
645	Equity Residential Services II, LLC	Illinois
646	Equity Residential Services, L.L.C.	Delaware
647	Equity-Lodge Venture Limited Partnership	Illinois
648	Equity-Tasman Apartments LLC	Delaware
649	ERP Holding Co., Inc.	Delaware
650	ERP Operating Limited Partnership	Illinois
651	ERP-New England Program, L.L.C.	Delaware
652	ERP-QRS Arbors, Inc.	Illinois
653	ERP-QRS BS, Inc.	Illinois
654	ERP-QRS Cedar Ridge, Inc.	Illinois
655	ERP-QRS Country Club II, Inc.	Illinois
656	ERP-QRS Country Ridge, Inc.	Illinois
657	ERP-QRS CPRT II, Inc.	Illinois
658	ERP-QRS Essex Place, Inc.	Illinois
659	ERP-QRS Fairfield, Inc.	Illinois
660	ERP-QRS Flatlands, Inc.	Illinois
661	ERP-QRS Georgian Woods Annex, Inc.	Illinois
662	ERP-QRS Glenlake Club, Inc.	Illinois
663	ERP-QRS Grove L.P., Inc.	Illinois
664	ERP-QRS Lincoln, Inc.	Delaware
665	ERP-QRS Lodge (OK), Inc.	Illinois
666	ERP-QRS Magnum, Inc.	Illinois
667	ERP-QRS MET CA, Inc.	Illinois

668	ERP-QRS Northampton I, Inc.	Illinois
669	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
670	ERP-QRS SWN Line, Inc.	Illinois
671	ERP-QRS Towne Centre III, Inc.	Illinois
672	ERP-QRS Towne Centre IV, Inc.	Illinois
673	ERP-Southeast Properties, L.L.C.	Georgia
674	ET 400 PAS, LLC	Delaware
675	Evans Withycombe Residential, L.P.	Delaware
676	Feather River Community Rentals, L.P.	California
677	Feather River G.P. Corp.	Delaware
678	Florida Partners G.P.	Illinois
679	Fort Lewis SPE, Inc.	Delaware
680	Geary Courtyard Associates	California
681	Georgian Woods Annex Associates	Maryland
682	Governor's Green I Trust	Delaware
683	Governor's Green II Trust	Delaware
684	Governor's Green III Trust	Delaware
685	GPT-929 House, LLC	Delaware
686	GPT-Abington Land, LLC	Delaware
687	Grove Operating, L.P.	Delaware
688	Guilford Company, Inc.	Alabama
689	Hidden Lake Associates, L.P.	California
690	Hidden Lake G.P. Corp.	Delaware
691	Hunter's Glen General Partnership	Illinois
692	Kelvin Court Limited Partnership	Delaware
693	Lakeview Community Rentals, L.P.	California
694	Lakeview G.P. Corp.	Delaware
695	Lakewood Community Rentals G.P. Corp.	Delaware
696	Lakewood Community Rentals, L.P.	California
697	Lantern Cove Associates, L.P.	California
698	Lantern Cove G.P. Corp.	Delaware
699	Lawrence Downtown Holdings, LLC	Delaware
700	Lawrence Street Borrower, LLC	Delaware
701	Lawrence Street Partners, LLC	Delaware
702	Legacy Holdings JV, LLC	Delaware
703	Lenox Place Limited Partnership	Texas
704	Lexford Guilford, Inc.	Ohio
705	Lexford Partners, L.L.C.	Ohio
706	Lexford Properties, L.P.	Ohio
707	Linear Park, Inc.	California
708	Lofts 590 LLC	Delaware
709	Longview Place, LLC	Delaware
710	Mission Verde Condominium Homeowners Association	California
711	ML Tennessee Apartments LP	Georgia
712	Mozaic Loan Acquisition, LP	Delaware
713	Multifamily Portfolio LP Limited Partnership	Delaware
714	Multifamily Portfolio Partners, Inc.	Delaware
715	North Pier L.L.C.	Delaware
716	OEC Holdings LLC	Delaware
717	One Henry Adams Owners Association	California
718	PC21 Investments, Inc.	Delaware
719	Potrero 1010 Owners Association	California
720	Prince George's Metro Apartments, LLC	Delaware
721	Purcel Woodward and Ames, L.L.C.	New York
722	QRS-Arboretum, Inc.	Illinois
723	QRS-ArtCapLoan, Inc.	Illinois

724	QRS-Bond, Inc.	Illinois
725	QRS-Codelle, Inc.	Illinois
726	QRS-Connor, Inc.	Illinois
727	QRS-Emerald Place GP, Inc.	Delaware
728	QRS-Employer, Inc.	Delaware
729	QRS-Fancap 2000A, Inc.	Illinois
730	QRS-Greentree I, Inc.	Illinois
731	QRS-LLC, Inc.	Illinois
732	QRS-Marks A, Inc.	Illinois
733	QRS-Marks B, Inc.	Illinois
734	QRS-RWE, Inc.	Texas
735	QRS-Scarborough, Inc.	Illinois
736	QRS-Siena Terrace, Inc.	Illinois
737	QRS-Summit Center, Inc.	Illinois
738	QRS-Towers at Portside, Inc.	Illinois
739	QRS-Warwick, Inc.	Illinois
740	QRS-Waterfall, Inc.	Illinois
741	Quannapowitt Holdings, LLC	Delaware
742	Quannapowitt Sponsor, LLC	Delaware
743	Redwood Shores Owners Association	California
744	Residential Insurance Agency, LLC	Delaware
745	Riverpark Redmond Condominium Association	Washington
746	Rosehill Pointe General Partnership	Illinois
747	Schooner Bay I Associates, L.P.	California
748	Schooner Bay I G.P. Corp.	Delaware
749	Schooner Bay II Associates, L.P.	California
750	Schooner Bay II G.P. Corp.	Delaware
751	Second and Pine Owners Association	Washington
752	Second Country Club Associates Limited Partnership	Maryland
753	Sheffield Apartments, L.L.C.	Virginia
754	Smith Property Holdings 4411 Connecticut LLC	Delaware
755	Smith Property Holdings Alban Towers LLC	Delaware
756	Smith Property Holdings Columbia Road LP	Delaware
757	Smith Property Holdings Six (D.C.) LP	Delaware
758	Smith Property Holdings Three (D.C.) LP	Delaware
759	Smith Property Holdings Three LP	Delaware
760	Smith Property Holdings Van Ness LP	Delaware
761	Smith Property Holdings Water Park Towers LLC	Delaware
762	Smith Property Holdings Wilson LLC	Delaware
763	Smith Realty Company	Delaware
764	Songbird General Partnership	Illinois
765	South Shore Associates, L.P.	California
766	South Shore G.P. Corp.	Delaware
767	Sunny Oak Village General Partnership	Illinois
768	Temple Drive Mixed-Use Condominium Association, Inc.	Georgia
769	The Cleo Homeowners' Association	California
770	The Crossings Associates	Florida
771	The Landings Holding Company, L.L.C.	New Jersey
772	The Landings Urban Renewal Company, L.L.C.	New Jersey
773	The Realm Master Condominium Community, Inc.	Texas
774	The Veridian at Silver Spring Metro Owners Association, Inc.	Maryland
775	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
776	Vinings Club at Metrowest Limited Partnership	Texas
777	Vista Montana Park Homes LLC	Delaware
778	Wadlington Investments General Partnership	Illinois
779	Wadlington, Inc.	Illinois

780	Waterfield Square Associates, L.P.	California
781	Waterfield Square I G.P. Corp.	Delaware
782	Waterfield Square II G.P. Corp.	Delaware
783	Wellsford Warwick Corp.	Colorado
784	Westchester at Town Center (Borrower) GP LLC	Delaware
785	Westchester at Town Center (Borrower) LP	Delaware
786	Westchester at Town Center GP LLC	Delaware
787	Westchester at Town Center LP	Delaware
788	Western Hill Condominium Association	Washington
789	WHRP, Inc.	Maryland
790	Willow Creek Community Rentals, L.P.	California
791	Willow Creek G.P. Corp.	Delaware
792	Wisconsin Place Residential LLC	Delaware
793	Woodbine Properties	Missouri
794	WP Project Developer LLC	Delaware